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                                   Amendment
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                                      of
                                      --
       FMC Corporation 1997 Compensation Plan for Non-Employee Directors
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     WHEREAS, FMC Corporation (the "Company") maintains the FMC Corporation 1997
Compensation Plan for Non-Employee Directors (the "Plan"); and

     WHEREAS, the Company previously has amended the Plan and now considers it desirable to further amend the Plan.

     NOW, THEREFORE, in exercise of the authority delegated to the undersigned officer by Resolution of the Company's Board of Directors and by virtue of the power reserved to the Company under Section 8 of the Plan, the Plan, as previously amended, be and is hereby further amended, effective as of October 17, 1997, in the following particulars:

     1.  By adding the following new sentence to paragraph 2(d) of the Plan:

     "Each Option that has not vested under the foregoing provisions of this paragraph, will vest and become exercisable upon a Change in Control."

     2.  By substituting the following for paragraph (d) of Annex A to the Plan:

     "d. A 'Change in Control' of the Company shall be deemed to have occurred as of the first day that any one or more of the following condition is satisfied:

               (1) The 'beneficial ownership' (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 20 percent (20%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the 'Company Voting Securities') is acquired by a `Person' as defined in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate thereof, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); provided, however that any acquisition from the Company or any acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph (3) of this paragraph d shall not be a Change in Control under this paragraph (1); or

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               (2)  Individuals who, as of the date hereof, constitute the Board of Directors (the `Incumbent Board') cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

               (3) Consummation by the Company of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a `Business Combination'), in each case, unless immediately following such Business Combination: (i) more than 60% of the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the `Surviving Corporation'), or (y) if applicable, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the `Parent Corporation'), is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that such ownership of the Company existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     However, in no event shall a Change in Control be deemed to have occurred, with respect to the Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed

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    'part of a purchasing group' for purposes of the preceding sentence if the
     Participant is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors)."

     IN WITNESS WHEREOF, the Company has caused this Amendment of the Plan to be
executed this 16th day of September   , 1999.

                                                                 FMC Corporation

                                   By: /s/ Michael Murray
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                                           Its: Vice President, Human Resources
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